                                                                   EXHIBIT 10.32



                        FIRST AMENDMENT AND MODIFICATION
                                       TO
                    SETTLEMENT AGREEMENT AND MUTUAL RELEASE

        This First Amendment and Modification to Settlement Agreement and Mutual Release (hereinafter "Amendment") is entered into as of this __ day of January, 1997, by and between MotorVac Technologies, Inc. (hereinafter "MTI"), on the one side, and De-Carbon Australia Pty Ltd, Carbon Clean Corporation Pty Ltd, Carbon Tune Pty Ltd, Chris Somas, Roydn Sweet and Jim Litis (hereinafter collectively referred to as "De-Carbon"), on the other. This Amendment modifies that certain Settlement Agreement and Mutual Release (hereinafter "Agreement") entered into on this same day between the same parties only to the extent stated herein and, except as stated herein, all other terms of the Agreement are affirmed.

        Paragraph 11(b) of the Agreement is replaced by the following:

        This $100,000 payment shall be as consideration for MTI's release of De-Carbon from liability and full settlement with De-Carbon, as provided in this Agreement. This sum will only be released to MTI upon MTI's signing of this Agreement, MTI's filing of a request to withdraw the pending OSC re contempt against De-Carbon, and the Court's approval of the Stipulation for Entry of Judgment referred to in paragraph 13 below. This sum is separate from and unrelated to any Stipulated Judgment as set forth in paragraph 13, below.

        Paragraph 12 of the Agreement is replaced by the following:

        With the execution of this Agreement, De-Carbon and MTI hereby authorizes their respective attorneys of record in the Lawsuit to execute a full Dismissal with prejudice of the Complaint and Cross-complaints as to the parties to this Agreement only. Said Dismissal form shall be held in trust by the law firm of Tredway, Lumsdaine and Doyle to be filed with the Court only upon the expiration of three years from the approval of the Stipulation for Entry of Judgment, provided that neither party is in breach of the terms of that Stipulation at that time.

        At paragraph 13(a) of the Agreement, in the fifth line, the words "and Stipulated Judgment" shall be stricken.

        Paragraph 13(e) of the Agreement is replaced by the following:
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        The Stipulation for Entry of Judgment shall expire and be of no further force and effect three years after its approval by the Court.

IN WITNESS WHEREOF, the parties have executed this Agreement so that the same shall be effective as of the date first above written.

                                        MOTORVAC TECHNOLOGIES, INC.

                                        /s/ LEE W. MELODY
                                        -----------------------------------
                                        By: Lee W. Melody
                                        Its: President

                                        DE-CARBON AUSTRALIA PTY LTD


                                        -----------------------------------
                                        By: Jim Litis
                                        Its:
                                            -------------------

                                        CARBON CLEAN CORPORATION PTY LTD


                                        -----------------------------------
                                        By: Jim Litis
                                        Its:
                                            -------------------

                                        CARBON TUNE PTY LTD


                                        -----------------------------------
                                        By: Jim Litis
                                        Its:
                                            -------------------


                                        -----------------------------------
                                        Chris Somas

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        The Stipulation for Entry of Judgment shall expire and be of no further force and effect three years after its approval by the Court.

IN WITNESS WHEREOF, the parties have executed this Agreement so that the same shall be effective as of the date first above written.

                                        MOTORVAC TECHNOLOGIES, INC.


                                        -----------------------------------
                                        By: Lee W. Melody
                                        Its: President

                                        DE-CARBON AUSTRALIA PTY LTD

                                        /s/ JIM LITIS
                                        -----------------------------------
                                        By: Jim Litis
                                        Its:  [SIG] JL
                                            -------------------

                                        CARBON CLEAN CORPORATION PTY LTD

                                        /s/ JIM LITIS
                                        -----------------------------------
                                        By: Jim Litis
                                        Its:  [SIG] JL
                                            -------------------

                                        CARBON TUNE PTY LTD

                                        /s/ JIM LITIS
                                        -----------------------------------
                                        By: Jim Litis
                                        Its:  [SIG] JL
                                            -------------------

                                        /s/ CHRIS SOMAS
                                        -----------------------------------
                                        Chris Somas

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                                        /s/ ROYDN SWEET
                                        -----------------------------------
                                        Roydn Sweet


                                        /s/ JIM LITIS
                                        -----------------------------------
                                        Jim Litis



APPROVED AS TO FORM AND CONTENT:


    [SIG]  J.A. Lumsdaine
---------------------------------------------
Attorneys for Motor Vac Technologies, Inc.


    [SIG]  Christopher M. Laquer
---------------------------------------------
Attorneys for De-Carbon Australia Pty Ltd,
Carbon Clean Corporation Pty Ltd,
Carbon Tune Pty Ltd, Chris Somas, Roydn Sweet and Jim Litis